UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): July 12, 2006

                   HSBC Home Equity Loan Trust (USA) 2006-1
                   ----------------------------------------
                      (Exact name of the issuing entity)
                     Commission File Number of the issuing
                            entity: 333-132348-02

                      HSBC Home Equity Loan Corporation I
                      -----------------------------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132348

                           HSBC Finance Corporation
                           ------------------------
            (Exact name of the sponsor as specified in its charter)

           Delaware                                     36-3955292
-------------------------------              -----------------------------------
(State or Other Jurisdiction of              (I.R.S. Employer Identification No.
Incorporation of the depositor)                       of the depositor)

        2700 Sanders Road, Prospect Heights, Illinois              60070
        ---------------------------------------------           ----------
(Address of Principal Executive Offices of the depositor)       (Zip Code)


The depositor's telephone number, including area code (847) 564-5000
                                                      --------------
================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Shell Company Transactions.

          Not applicable.

     (d)  Exhibits.

          5.1  Legality Opinion of Sidley Austin LLP.

          8.1  Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1).

          23.1 Consent of Sidley Austin LLP (included in Exhibits 5.1 and
               8.1).


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


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HSBC HOME EQUITY LOAN CORPORATION I



                                   By: /s/ David J. Hunter
                                   ---------------------------------------------
                                   Name: David J. Hunter
                                   Title: Vice President and Assistant Treasurer



Dated:  July 12, 2006


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


                                 Exhibit Index

Exhibit

5.1      Legality Opinion of Sidley Austin LLP

8.1      Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)

23.1     Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)



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